UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary information statement
[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d) (2))
[X] Definitive information statement

Company Name: VOICE DIARY INC.

Payment of filing fee (check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:  Class A Common Stock, $.01 par value.

(2) Aggregate number of securities to which transaction applies:  500,000,000 shares of Class A Common Stock.

(3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11:  N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
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(4) Date filed:

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax
VOICE DIARY INC.
343 Sui Zhou Zhong Road
Sui Ning, Si Chuan Province, P.R. China

May 18, 2007

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on May 8, 2007, of Voice Diary Inc. (“VCDY” or the “Company”), a Delaware corporation, in connection with a proposal to amend the Company’s Articles of Incorporation to change the name of the corporation from Voice Diary Inc. to "China Health Resource, Inc.", which was approved by action by written consent without a meeting of a majority of all shareholders entitled to vote on the record date (the “Name Change Proposal”).

WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the Name Change Proposal.

Holders of 16,554,391 shares of our Class A Common Stock, and 2,000 shares of our Class B Common Stock, representing approximately 54.18% of our shares entitled to vote on this matter have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.

By Order of the Board of Directors,

/s/ Wang, Ji Guang
Wang, Ji Guang
President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

VOICE DIARY INC.
Contents
Introduction	4

Item 1. Information Required by Items of Schedule 14C	4
A. No Time, Place or Date for Meeting of Shareholders	4
B. Dissenters' Rights	4
C. Voting Securities and Principal Holders Thereof	4
D. Amendment of Charter - Name Change Proposal	6
Reasons and Benefits of the Transaction	6
E. Federal Tax Consequences	6
Item 2. Statements that Proxies are not Solicited	6
Item 3. Interest of Certain Persons	7
Item 4. Other and General Information	8
Item 5. Documents Incorporated By Reference	8

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of VCDY.

The Board of Directors has recommended and the majority shareholders of VCDY have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company's shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Delaware. We are a fully-reporting 1934 Act company, with our Class A Common Stock quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "VCDY". Information about us can be found in our December 31, 2006 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Delaware statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Class A Common Stock. This Information Statement is first being mailed on or about May 18, 2007 to the holders of Common Stock as of the Record Date of May 8, 2007.

B. DISSENTERS' RIGHTS.

VCDY is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors has approved the proposal to amend the corporate charter to change the name of the corporation from Voice Diary Inc. to China Health Resource, Inc. on May 8, 2007. The action was also approved by written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 54.18% of all shares issued and outstanding.

The proposal will not become effective before completion of this Section 14(c) compliance, and the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of May 8, 2007 (the "Record Date"), VDYI had 39,301,854 shares of Class A Common Stock issued and outstanding out of 500,000,000 authorized shares of Class A Common Stock. On the Record Date, VDYI also had 2,000 shares of Class B Common Stock issued and outstanding out of 8,344 shares authorized.

Only holders of record of the Class A and B Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Class A Common Stock was entitled to one vote. Holders of Class B Common Stock, after the allowable conversion, were entitled to the same voting rights as the holders of Class A Common Stock. A total of 10,342,593 shares of Class B Common stock after allowable conversion, were entitled to vote on the action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of the Company issued and outstanding are Class A Common Stock and Class B Common Stock. The table on the following page sets forth, as of May 8, 2007, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 39,301,854 shares of Class A Common Stock and 2,000 shares of Class B Common Stock outstanding as of May 8, 2007.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF MAY 8, 2007

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)

Class B Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	2,000	100%
Class B Common Stock	All directors and executive officers as a group (five persons)	-0-	0%

Class A Common Stock	Wang, Ji Guang 1 De Sheng Road, Shi Zhong Qu, Suining, Sichuan,P.R.China	99,750	*
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	10,342,593(3)	21%(4)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	718,651	1.45%
Class A Common Stock	Kuang, Shi Ping	1,369,500	2.76%
Class A Common Stock	Zhou, Jun Rong	1,965,490	3.96%
Class A Common Stock	Wang, Li	3,761,000	7.58%
Class A Common Stock	He, Zhi	3,600,000	7.25%
Class A Common Stock	Lu, Hua Zhong	1,250,000	2.52%
Class A Common Stock	Wang, Wen Hui	1,830,000	3.69%
Class A Common Stock	Ma, Yuan Lin	1,000,000	2.01%
Class A Common Stock	Zeng, Bing	960,000	1.93%
Class A Common Stock	All directors and executive officers as a group (five persons)	99,750	*

* Represents less than 1%

(1) Unless stated otherwise, the business address for each person named is c/o Voice Diary Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) After conversion of Class B Common Stock.

(4) The total shares of Class A Common Stock is approximately 49,644,447 after conversion of Class B Common Stock.

D. AMENDMENT OF CHARTER - NAME CHANGE PROPOSAL.

The proposal to amend the corporate charter to change the name of the corporation to China Health Resource, Inc. was approved by the action of a majority of all shareholders entitled to vote on the Record Date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than May 28, 2007.

REASONS FOR AMENDMENT. We believe that the new name will provide a more accurate description of our current operations and to be consistent with our marketing efforts in the valve production industry.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Name Change Proposal.

F. APPROVAL REQUIRED

Pursuant to Delaware General Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Common Stock have consented to this amendment.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF MAY 8, 2007

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)

Class B Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	2,000	100%
Class B Common Stock	All directors and executive officers as a group (five persons)	-0-	0%

Class A Common Stock	Wang, Ji Guang 1 De Sheng Road, Shi Zhong Qu, Suining, Sichuan,P.R.China	99,750	*
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	10,342,593(3)	21%(4)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	718,651	1.45%
Class A Common Stock	Kuang, Shi Ping	1,369,500	2.76%
Class A Common Stock	Zhou, Jun Rong	1,965,490	3.96%
Class A Common Stock	Wang, Li	3,761,000	7.58%
Class A Common Stock	He, Zhi	3,600,000	7.25%
Class A Common Stock	Lu, Hua Zhong	1,250,000	2.52%
Class A Common Stock	Wang, Wen Hui	1,830,000	3.69%
Class A Common Stock	Ma, Yuan Lin	1,000,000	2.01%
Class A Common Stock	Zeng, Bing	960,000	1.93%
Class A Common Stock	All directors and executive officers as a group (five persons)	99,750	*

* Represents less than 1%

(1) Unless stated otherwise, the business address for each person named is c/o Voice Diary Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) After conversion of Class B Common Stock.

(4) The total shares of Class A Common Stock should be approximately 49,644,447 after conversion of Class B Common Stock.

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2006, including audited financial statements as of that date is available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by VCDY can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 is hereby incorporated by reference.

VOICE DIARY INC.

By:	/s/ Wang, Ji Guang
Wang, Ji Guang President

Dated: May 18, 2007

By the order of the Board of Directors

By:	/s/ Wang, Ji Guang
Wang, Ji Guang President

By:	/s/ Chen, Jiang
Chen, Jiang Director

By:	/s/ Zhong, Ying
Zhong, Ying Director

By:	/s/ Wang, Wei Ge
Wang, Wei Ge Director

By:	/s/ Wang, Bing
Wang, Bing Director